Prepaid Expenses and Other Current Assets, Net	6 Months Ended
Mar. 31, 2026
Prepaid Expenses and Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

7. PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepayments and other current assets, net consist of the following:

	As of March 31, 2026	As of September 30, 2025
Tax refunds(1)	$86,042	$109,401
Deposits	30,657	32,068
Advance to suppliers(2)	1,295,177	1,110,819
Prepaid expenses(3)	4,429,741	2,254,030
Convertible Note, Current—Subscription Receivable(4)	—	412,000
Others	3,582	10,603
Prepayments and other current assets, net	$5,845,199	3,928,921

(1)	Tax refunds consist of consumption tax and VAT refund for export business. The Group is eligible for consumption tax and VAT refund for cross-border products sales in Japan and China.

(2)	Due to the company’s plan to launch a TikTok business in Japan, it signed a procurement agreement with a Hong Kong trading company and made an advance payment of $1 million for the purchase of 3C electronic products such as headphones.

(3)	To expand its e-commerce business in overseas markets, the Company entered into one-year cooperation agreements with serval advertising and marketing firms. These firms are responsible for the product traffic acquisition of the Company on overseas platforms such as Facebook and TikTok. The total advertising input amounted to $6,208,564, which is amortized into sales expenses on a quarterly basis in accordance with the settlement documents.

(4)	The Company issued convertible notes in July 2025, of which $450,000 remained uncollected. The amount after deducting related fees was $412,000, which was received in December 2025.